United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2015 (September 14, 2015)

J. Alexander’s Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Tennessee	001-37473	47-1608715
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

3401 West End Avenue, Suite 260

Nashville, Tennessee 37203

(Addresses of Principal Executive Offices)

615-269-1900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Separation and Distribution Agreement

On September 16, 2015, J. Alexander’s Holdings, Inc. (“J. Alexander’s” or the “Company”) entered into a separation and distribution agreement (the “Separation and Distribution Agreement”) with Fidelity National Financial, Inc. (“FNF”), pursuant to which FNF agreed to distribute one hundred percent (100%) of its shares of J. Alexander’s common stock, par value $0.001, on a pro rata basis, to the holders of FNFV common stock, FNF’s tracking stock traded on The New York Stock Exchange (“The NYSE”). Holders of FNFV common stock will receive, as a distribution from FNF, approximately 0.17271 shares of J. Alexander’s common stock for every one share of FNFV common stock held at the close of business on September 22, 2015, the record date for the distribution (the “Distribution”). The Distribution will be made on September 28, 2015. As a result of the Distribution, J. Alexander’s will be an independent public company and its common stock will be listed under the symbol “JAX” on The NYSE, expected to be effective September 29, 2015 (collectively, the “Spin-Off Transaction”).

Tax Matters Agreement

On September 16, 2015, in connection with the Separation and Distribution Agreement, the Company entered into a tax matters agreement (the “Tax Matters Agreement”) with FNF, pursuant to which the Company agreed generally to indemnify FNF for taxes and related losses it suffers as a result of the failure of the Distribution to qualify as a tax-free transaction, if the taxes and related losses are attributable to (i) direct or indirect acquisitions of J. Alexander’s stock or assets (regardless of whether the Company consents to such acquisitions); (ii) negotiations, understandings, agreements or arrangements in respect of such acquisitions; or (iii) the Company’s failure to comply with certain representations and undertakings.

A summary of certain material features of the Separation and Distribution Agreement and Tax Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with FNF” in the Company’s Information Statement filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2015 (the “Information Statement”), which is included as Exhibit 99.1 to this Form 8-K. Such section is incorporated by reference into this Item 1.01 as if restated in full. This summary is qualified in its entirety by reference to the Separation and Distribution Agreement and Tax Matters Agreement, which are included with this report as Exhibits 10.1 and 10.2, respectively, each of which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation and Appointment of Directors

As of September 14, 2015, each of Ronald B. Maggard, Sr., Frank R. Martire, Raymond R. Quirk and Douglas K. Ammerman were elected as a member of the Board of Directors of the Company (the “Board”), and Brent B. Bickett, who had been serving as a member of the Board, resigned. Lonnie J. Stout II and Timothy T. Janszen remain on the Board and will continue to serve as directors of the Company following the Distribution. This reorganization of the Board was made in connection with the Spin-Off Transaction and Mr. Bickett’s resignation was not a result of any dispute or disagreement with the Company.

Biographical information on each of the directors elected to the Board, as well as on Lonnie J. Stout II and Timothy T. Janszen, can be found in the Company’s Information Statement under the section entitled “Management – Directors and Executive Officers”, which is incorporated by reference into this Item 5.02.

As of September 14, 2015:

•	Mr. Stout was appointed as the Chairman of the Board;

•	Messrs. Ammerman, Janszen and Martire were appointed to serve as members of the Audit Committee of the Board. Mr. Ammerman was appointed to serve as chairman of the Audit Committee;

•	Messrs. Maggard and Ammerman were appointed to serve as members of the Nominating and Corporate Governance Committee of the Board. Mr. Maggard was appointed to serve as chairman of the Nominating and Corporate Governance Committee; and

•	Messrs. Martire, Ammerman and Maggard were appointed to serve as members of the Compensation Committee of the Board. Mr. Martire was appointed to serve as chairman of the Compensation Committee.

Adoption of Plans

As of September 14, 2015, the Board adopted the Company’s 2015 Equity Incentive Plan. A summary of certain material features of these arrangements can be found in the section entitled “Executive Compensation” in the Company’s Information Statement, which is incorporated by reference into this Item 5.02. This description is qualified in its entirety by reference to Exhibit 10.3, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 14, 2015, the Company filed an amended and restated Charter (the “Amended and Restated Charter”) and approved amended and restated Bylaws (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Charter and the Amended and Restated Bylaws can be found in the Company’s Information Statement under the section entitled “Description of Capital Stock”, which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Charter and the Amended and Restated Bylaws, which are included with this report as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.

Item 5.05 Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics

On September 14, 2015, the Company adopted a Code of Business Conduct and Ethics. A copy of the Company’s Code of Business Conduct and Ethics is included with this report as Exhibit 14.1.

Item 7.01 Regulation FD Disclosure

A copy of materials that will be used in investor presentations delivered by representatives of J. Alexander’s in connection with the Spin-Off Transaction is attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation Materials”). The Company expects to use the Investor Presentation Materials, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others commencing as soon as September 17, 2015. A copy of the Investor Presentation Materials, as well as any modifications or supplements to the Investor Presentation Materials, will be made available on the Company’s Investor Relations website at -http://investor.jalexandersholdings.com.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in the Investor Presentation Materials is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Charter of J. Alexander’s Holdings, Inc., dated September 14, 2015

3.2	Amended and Restated Bylaws of J. Alexander’s Holdings, Inc., dated September 14, 2015

10.1	Separation and Distribution Agreement between Fidelity National Financial, Inc. and J. Alexander’s Holdings, Inc., dated September 16, 2015

10.2	Tax Matters Agreement between Fidelity National Financial, Inc. and J. Alexander’s Holdings, Inc., dated September 16, 2015

10.3	J. Alexander’s Holdings, Inc. 2015 Equity Incentive Plan

14.1	J. Alexander’s Holdings, Inc. Code of Business Conduct and Ethics, adopted September 14, 2015

99.1	Information Statement of J. Alexander’s Holdings, Inc., filed with the SEC on September 9, 2015

99.2	Investor Presentation Materials, dated September 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: September 16, 2015	By:	/s/ Lonnie J. Stout II
Name: Lonnie J. Stout II
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Charter of J. Alexander’s Holdings, Inc., dated September 14, 2015

3.2	Amended and Restated Bylaws of J. Alexander’s Holdings, Inc., dated September 14, 2015

10.1	Separation and Distribution Agreement between Fidelity National Financial, Inc. and J. Alexander’s Holdings, Inc., dated September 16, 2015

10.2	Tax Matters Agreement between Fidelity National Financial, Inc. and J. Alexander’s Holdings, Inc., dated September 16, 2015

10.3	J. Alexander’s Holdings, Inc. 2015 Equity Incentive Plan

14.1	J. Alexander’s Holdings, Inc. Code of Business Conduct and Ethics, adopted September 14, 2015

99.1	Information Statement of J. Alexander’s Holdings, Inc., filed with the SEC on September 9, 2015

99.2	Investor Presentation Materials, dated September 16, 2015